UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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[ ]	Soliciting Material Pursuant to §240.14a-12

AKERS BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 14, 2018

To the Stockholders of Akers Biosciences, Inc.:

Akers Biosciences, Inc. (the “Company”) is pleased to send you the enclosed notice of the 2018 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on December 7, 2018, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST).

The items of business for the Meeting are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement. The Proxy Statement is first being mailed to stockholders of the Company on or about November 14, 2018.

Your vote is important — please date, sign and return your proxy card in the enclosed envelope or vote online as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

If you have any questions regarding this material, please do not hesitate to call me at (856) 848-2116.

Sincerely yours,

Howard R. Yeaton, Chief Executive Officer
Akers Biosciences, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE OR VOTE ONLINE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

If you need assistance with voting, please contact our proxy solicitor Advantage Proxy, Inc. toll free at 1-877-870-8565, collect at 1-206-870-8565 or by email at ksmith@advantageproxy.com

AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, NJ 08086

(856) 848-2116

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 7, 2018

The 2018 Annual Meeting of Stockholders (the “Meeting”) of Akers Biosciences, Inc. (the “Company”) will be held on December 7, 2018, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST).

1.	To elect three (3) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation;

2.	To approve the Akers Biosciences, Inc. 2018 Equity Incentive Plan;

3.	To ratify the amendments to the Akers Biosciences, Inc. 2013 Incentive Plan;

4.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation;

5.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Morison Cogen LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2018; and

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. Even if you have previously submitted a proxy card, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the Meeting. If you hold your shares through a brokerage firm, you can vote by telephone, internet or mail. For telephone voting please call the toll free number shown on the front of your voting instruction form. To vote by internet please go to the website shown on your voting instruction form. There is a control number on the front of your voting instruction form. Please have the control number ready when you call or log on and then follow the easy step-by-step instructions. If you are a registered stockholder, you may cast your vote by visiting http://www.vstocktransfer.com/proxy. You may also have access to the materials for the Meeting by visiting the website http://www.akersbio.com/.

The Board of Directors unanimously recommends a vote “FOR” the approval of each of the proposals to be submitted at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

November 14, 2018

TABLE OF CONTENTS

		Page Number
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS		3

General Information About the Proxy Statement and Annual Meeting		3
Voting Procedures and Vote Required		4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		5

PROPOSAL 1	TO ELECT THREE (3) DIRECTORS TO HOLD OFFICE FOR A ONE YEAR TERM AND UNTIL EACH OF THEIR SUCCESSORS ARE ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER INCAPACITY, REMOVAL OR RESIGNATION	7

CORPORATE GOVERNANCE		9

Board of Directors		9
Director Independence		9
Board Meetings and Attendance		9
Stockholder Communications with the Board		9
Board Committees		10
Family Relationships		13
Involvement in Certain Legal Proceedings		13
Compliance with Section 16(a) of the Exchange Act		14
Code of Ethics		14

DIRECTOR COMPENSATION FOR FISCAL 2017		15

EXECUTIVE COMPENSATION		16

Compensation Discussion and Analysis		16
Summary Compensation Table for Fiscal Years 2017 and 2016		16
Employment Agreements		18
Outstanding Equity Awards at 2017 Fiscal Year End		20

COMPENSATION COMMITTEE REPORT		21

AUDIT COMMITTEE REPORT		22

PROPOSAL 2	TO APPROVE THE AKERS BIOSCIENCES, INC. 2018 EQUITY INCENTIVE PLAN	23

PROPOSAL 3	TO RATIFY THE AMENDMENTS TO THE AKERS BIOSCIENCES, INC. 2013 INCENTIVE PLAN	30

PROPOSAL 4	ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	35

PROPOSAL 5	RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018	36

FUTURE SHAREHOLDER PROPOSALS		37

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING		37

OTHER BUSINESS		37

ADDITIONAL INFORMATION		37

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AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, NJ 08086

(856) 848-2116

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 7, 2018

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Akers Biosciences, Inc. (together with its subsidiaries, the “Company”, “Akers”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on December 7, 2018, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST), and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about November 14, 2018.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on November 7, 2018 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 99,630,348 shares of common stock of the Company issued and outstanding (prior to the one-for-eight reverse stock split effectuated on November 7, 2018 by the Company) and entitled to vote representing approximately 29 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s Bylaws provide that at least 33.34% of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to www.vstocktransfer.com/proxy and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a legal proxy executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Chief Executive Officer of the Company, at its principal executive offices located at 201 Grove Road, Thorofare, New Jersey 08086, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least 33.34% of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). The affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting is required to elect each of Joshua Silverman, Bill J. White, and Christopher C. Schreiber as directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Vote Required to Approve Akers Biosciences, Inc. 2018 Equity Incentive Plan (Proposal No. 2). The proposal to approve the Akers Biosciences, Inc. 2018 Equity Incentive Plan as described elsewhere in this Notice and Proxy Statement requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting by the holders of shares of common stock entitled to vote. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Vote Required to Ratify the Amendments to the Akers Biosciences, Inc. 2013 Equity Incentive Plan (Proposal No. 3). The proposal to ratify the amendments to the Akers Biosciences, Inc. 2013 Equity Incentive Plan as described elsewhere in this Notice and Proxy Statement requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting by the holders of shares of common stock entitled to vote. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Vote Required for the Advisory Resolution on Executive Compensation Proposal (Proposal No. 4). An affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting by the holders of shares of Common Stock entitled to vote is required to approve the non-binding, advisory resolution on our executive compensation. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Vote Required for Ratification of Auditors (Proposal No. 5). The affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting by the holders of shares of Common Stock entitled to vote is required to ratify Morison Cogen LLP as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

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If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are counted for the purposes of obtaining a quorum for the Annual Meeting, and in tabulating the voting result for any particular proposal, shares that constitute broker non-votes will be counted for routine matters in the calculation of the vote. The vote on Proposal No. 1 through Proposal No. 4 are considered “non-routine,” the vote on Proposal No. 5 is considered “routine,” and broker non-votes will count in the calculation of the vote. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chairman of the Board.

Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 201 Grove Road, Thorofare, NJ 08086 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The solicitation of proxies from our stockholders is made on behalf of our board of directors. The costs and expenses of printing and mailing this proxy statement and all fees paid to the SEC shall be paid by us. We will pay the costs of soliciting and obtaining proxies from our stockholders, including the costs of reimbursing brokers, banks and other financial institutions for forwarding proxy materials to their customers. Proxies may be solicited, without extra compensation, by our directors, officers and employees by mail, telephone, fax, personal interviews or other methods of communication. We have also made arrangements with Advantage Proxy, Inc. to assist us in soliciting proxies and have agreed to pay Advantage Proxy $10,000, plus reasonable expenses for these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Our Current Chief Executive Officer;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

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Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Akers Biosciences, Inc., 201 Grove Road, Thorofare, New Jersey USA 08086.

Percentage of Ownership as of November 14, 2018
Name of Beneficial Owner:
5% Stockholders:
-%
Named Executive Officers and Directors:
Bill J. White	-%
Howard R. Yeaton(1)	*	%
Christopher C. Schreiber	-%
John J. Gormally (2)	*	%
Gary M. Rauch	*	%
Joshua Silverman	-%
Richard C. Tarbox III (3)	-%
Raymond F. Akers, Jr (4)	*	%
All executive officers and directors as a group (5)	*	%

* Less than 1%.

(1) In connection with his appointment as the Chief Executive Officer and interim Chief Financial Officer of the Company, the Company and Mr. Yeaton entered into an offer of employment, dated October 5, 2018 (the “Employment Agreement”). The Employment Agreement provides for, among other compensation, a monthly grant of three thousand seven hundred and fifty (3,750) unrestricted shares of the Common Stock pursuant to the Plan, pursuant to which 3,750 shares are due to Mr. Yeaton but have not yet been issued.

(2) On October 5, 2018, John J. Gormally submitted to the Board his resignation from his positions as the Chief Executive Officer of the Company and as a member of the Board, effective immediately.

(3) On October 18, 2018, Richard C. Tarbox III submitted to the Board of the “Company his resignation from his positions as interim Non-Executive Chairman of the Board, as Secretary of the Company, as a member of the Board and as a member of each of the committees of the Board upon which he serves, effective immediately.

(4) On April 25, 2018, the Board terminated Dr. Raymond F. Akers from his position as Executive Chairman of the Board and from each of his officer positions as Chief Scientific Director and Secretary of the Company. On May 27, 2018, Raymond F. Akers, Jr., submitted his written resignation from the Company’s Board, effective immediately.

(5) The executive officers and directors include the current officers and directors of the Company, which includes: Bill J. White, Howard R. Yeaton, Christopher C. Schreiber, Gary M. Rauch and Joshua Silverman.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of three (3) authorized directors. A total of three (3) directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2019, or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Joshua Silverman, Bill J. White and Christopher C. Schreiber are standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position with the Company/Independence	New Board Term Expires
Joshua Silverman	48	Independent	2019
Bill J. White	57	Independent	2019
Christopher C. Schreiber	53	Independent	2019

The following sets forth certain information about each of the director nominees:

Bill J. White has more than 30 years of experience in financial management, operations and business development. He currently serves as Chief Financial Officer, Treasurer and Secretary of Intellicheck, Inc., a technology company listed on the NYSE MKT. Prior to working at Intellicheck, Inc., he served 11 years as the Chief Financial Officer, Secretary and Treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to over $36 million in annual revenue in a five-year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting.

Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner.

Mr. White was selected to serve on the Board in part because of his significant financial and accounting experience with public companies.

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Christopher C. Schreiber combines over 30 years of experience in the securities industry. As the Managing Director of Capital Markets at Taglich Brothers, Inc., Mr. Schreiber builds upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, he was a member of the board of directors of Paulson Investment Company, a 40-year-old full service Investment Banking firm. In addition, Mr. Schreiber serves has a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. He also volunteers on the board of directors for Fox Lane Youth Lacrosse, a community youth program.

Mr. Schreiber is a graduate of Johns Hopkins University, where he received a Bachelor’s Degree in Political Science.

Mr. Schreiber was selected to serve on the Board in part because of his significant experience in capital markets and knowledge of the Company.

Joshua Silverman currently serves as the Managing Member of Parkfield Funding LLC, and served there since inception in May, 14, 2013. Mr. Silverman was the co-founder, and a Principal and Managing Partner of Iroquois Capital Management, LLC, an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as Co-Chief Investment Officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by companies to solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of the United States. Mr. Silverman currently serves as a director of DropCar, Inc., Protagenic Therapeutics, Neurotrope, Inc., and TapImmune Inc., all of which are public companies. He previously served as a Director of National Holdings Corporation from July 2014 through August 2016. Mr. Silverman received his B.A. from Lehigh University in 1992.

Mr. Silverman was selected to serve of the board of the Company in part because of his significant expertise in capital markets, corporate structure and management.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. New Jersey law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three (3) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the three (3) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) JOSHUA SILVERMAN, (II) BILL J. WHITE, AND (III) CHRISTOPHER C. SCHREIBER AS DIRECTORS.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

The Board currently consists of three (3) members. All of our directors will serve until our Annual Meeting and until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Joshua Silverman, Bill J. White and Christopher C. Schreiber are nominated for reelection to the Board.

As we are listed on the NASDAQ Capital Market, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. The board affirmatively determined that Joshua Silverman, Bill J. White and Christopher C. Schreiber are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

Board Meetings and Attendance

The Board held approximately ten (10) meetings in 2017. No director attended, either in person or via telephone, fewer than 50% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Howard R. Yeaton, Chief Executive Officer, Akers Biosciences, Inc. 201 Grove Road, Thorofare, NJ 08086. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

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Board Committees

Our Board of Directors has three (3) standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at www.akersbiosciences.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. The members of these committees are:

Current Committee Composition

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Bill J. White *	Bill J. White	Bill J. White
Joshua Silverman	Joshua Silverman	Joshua Silverman
Christopher C. Schreiber	Christopher C. Schreiber*	Christopher C. Schreiber

Committee Composition after the Annual Meeting †

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Bill J. White *	Bill J. White	Bill J. White
Joshua Silverman	Joshua Silverman	Joshua Silverman
Christopher C. Schreiber	Christopher C. Schreiber*	Christopher C. Schreiber

†Assumes the election of Bill J. White, Joshua Silverman and Christopher C. Schreiber, who have each been appointed to committees by resolution of the Board effective upon their election to the Board.

* Denotes Chairman of committee.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are currently Bill J. White, Joshua Silverman and Christopher C. Schreiber to serve on the Audit Committee, subject to their election to the Board. Mr. White serves as Chairman of the Audit Committee. Each of the current and newly appointed Audit Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Mr. White will serves as the “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include, but are not limited to:

●	selecting and recommending to the Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

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●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related party transactions; and

●	overseeing compliance with legal and regulatory requirements.

The Audit Committee held approximately three (3) meetings in 2017. All members of the Audit Committee attended, either in person or via telephone, at least 50% of the aggregate of all meetings of the Audit Committee.

Compensation Committee

The members of our Compensation Committee are currently Bill J. White, Joshua Silverman and Christopher C. Schreiber to serve on the Audit Committee, subject to their election to the Board. Each of the current is “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each current and new member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the Board and our executive officers.

The Compensation Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for an the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

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The Compensation Committee held approximately two (2) meetings in 2017 and acted by written consent. All members of the Compensation Committee attended, either in person or via telephone, at least 50% of the aggregate of all meetings of the Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are currently Bill J. White, Joshua Silverman and Christopher C. Schreiber. The Nominating and Corporate Governance Committee does not currently have a chairman. Each of the current appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	recommending to the Board nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;

●	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s Code of Ethics;

●	reviewing with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board on an annual basis the directors to be appointed to each committee of the Board;

●	overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

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The Nominating and Corporate Governance Committee held approximately one (1) meeting in 2017. The meeting of the Nominating and Corporate Governance Committee was attended by all members of the Nominating and Corporate Governance Committee.

Family Relationships

There are no family relationships between any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

●	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

●	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2017, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons, with exceptions of Mr. Bill J. White, Mr. Richard C. Tarbox and Mr. Christopher C. Schreiber, each of which did not file a Form 3, which were each due on August 7, 2017, and Mr. Howard R. Yeaton, who did not file a form 3, which was due on October 15, 2018. Mr. Bill J. White filed his Form 3 on April 10, 2018. Mr. Richard C. Tarbox filed his Form 3 on April 10, 2018. Mr. Christopher C. Schreiber filed his Form 3 on September 21, 2018. Mr. Howard R. Yeaton filed his Form 3 on October 16, 2018.

Shareholder Communications with Directors

Shareholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Shareholders should address such correspondence to the Board or the relevant Board members in care of: Akers Biosciences, Inc., 201 Grove Road Thorofare, New Jersey USA 08086, Attention: Chief Executive Officer.

All such correspondence will be compiled by our Chief Executive Officer and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct is available on our website at www.akersbio.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

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DIRECTOR COMPENSATION

The following sets forth the compensation awarded to, earned by, or paid to the named director by us during the year ended December 31, 2017.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non- equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Raymond Akers, Jr. (1)	-	-	-	-	-	$-
John J. Gormally (2)	-	-	-	-	-	$-
Christopher Schreiber	-	-	-	-	-	$-
Richard Tarbox	-	-	-	-	-	$-
William White	-	-	-	-	-	$-
Thomas Knox (3)	-	-	-	-	-	$-
Brandon Knox (4)	-	-	-	-	-	$-
Robert E. Andrews (5)	-	-	-	-	-	$-
Dr. Raza Bokhari (6)	-	-	-	-	-	$-

(1)

On April 25, 2018, the Board terminated Dr. Raymond F. Akers from his position as Executive Chairman of the Board and from each of his officer positions as Chief Scientific Director and Secretary of the Company. On May 27, 2018, Raymond F. Akers, Jr., submitted his written resignation from the Company’s Board, effective immediately.

(2)	On October 5, 2018, John J. Gormally submitted to the Board his resignation from his positions as the Chief Executive Officer of the Company and as a member of the Board, effective immediately.

(3)	Effective July 1, 2013, Mr. Thomas Knox was appointed as Director and, on April 22, 2016, was appointed sole Non-Executive Chairman of the Board. Mr. T. Knox did not seek reelection to the Board and his term ended on August 10, 2017.
(4)	Effective January 23, 2014, Mr. Brandon Knox was appointed as Director. Mr. B. Knox did not seek reelection to the Board and his term ended on August 10, 2017.

(5)	Effective June 29, 2015, Mr. Robert E. Andrews was appointed as Director. Mr. Andrews did not seek reelection to the Board and his term ended on August 10, 2017.

(6)	Effective November 11, 2015, Dr. Raza Bokhari was appointed as Director. Mr. Bokhari did not seek reelection to the Board and his term ended on August 10, 2017.

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Executive Compensation

The compensation provided to our “named executive officers” for 2017, 2016 and 2015 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2016 for each of our named executive officers.

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the named executive officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a Company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

The compensation provided to our “named executive officers” for 2017, 2016 and 2015 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2017 for each of our named executive officers.

Our named executive officers who appear in the 2017 Summary Compensation Table are:

John J. Gormally	Former Chief Executive Officer(1)
Raymond Akers, Jr.	Former Executive Chairman, Secretary and Chief Scientific Officer(2)
Gary M. Rauch	Vice President, Finance and Treasurer

(1)	On October 5, 2018, John J. Gormally submitted to the Board his resignation from his positions as the Chief Executive Officer of the Company and as a member of the Board, effective immediately.

(2)	On April 25, 2018, the Board terminated Dr. Raymond F. Akers from his position as Executive Chairman of the Board and from each of his officer positions as Chief Scientific Director and Secretary of the Company. On May 27, 2018, Raymond F. Akers, Jr., submitted his written resignation from the Company’s Board, effective immediately

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Summary Compensation Table

The following table summarizes information regarding the compensation awarded to, earned by or paid to, our Chief Executive Officer, and our other most highly compensated executive officers who earned in excess of $100,000 during 2017, 2016 and 2015.

			Cash	Stock	Option	All
Name and		Salary	Bonus	Awards (1)	Awards	Other		Total
Principal Position	Year	$	$	$	$	$		$

John J. Gormally (2)	2017	322,115	50,000	132,000	-	7,800	(3)	511,915
Former Chief Executive Officer	2016	248,500	-	54,725	-	7,800	(3)	311,025
	2015	24,038	-	-	-	650	(3)	24,688

Gary M. Rauch	2017	111,031	18,900	31,924	-	-		161,855
Vice President of Finance and Treasurer	2016	95,000	-	-	-	-		95,000
	2015	95,000	-	27,675	-	-		122,675

Raymond F. Akers, Jr PhD (4)	2017	288,462	-	-	-	7,800	(5)	296,262
Former Secretary and Chief Scientific Director	2016	269,231				7,800	(5)	277,031
	2015	397,450	-	256,900	-	7,800	(5)	662,150

(1)	On November 7, 2018, effective as of November 8, 2018, Akers Biosciences, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of New Jersey to effect a reverse stock split of its common stock at a ratio of eight-for-one (8-for-1). As a result of the reverse stock split, there are approximately 12,474,028 shares of common stock outstanding. The reverse stock split affected all stockholders uniformly and did not alter any stockholder’s percentage interest in the Company’s equity, except to the extent that the reverse stock split would have resulted in a stockholder owning a fractional share. Fractional shares have not been issued as a result of the reverse stock split; instead, the board of directors of the Company determined to effect an issuance of shares to holders that would otherwise have been entitled to a fractional share such that any fractional shares were rounded up to the nearest whole number.

(2)	Mr. Gormally was appointed as Chief Executive Officer on December 2, 2015. On October 5, 2018, John J. Gormally submitted to the Board his resignation from his positions as the Chief Executive Officer of the Company and as a member of the Board, effective immediately.

(3)	Other Compensation for Mr. Gormally consisted of a car allowance.
(4)	On April 25, 2018, the Board terminated Dr. Raymond F. Akers from his position as Executive Chairman of the Board and from each of his officer positions as Chief Scientific Director and Secretary of the Company.

(5)	Other Compensation for Dr. Akers consisted of a car allowance.

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Employment Agreements

Howard R. Yeaton

In connection with his appointment as the Chief Executive Officer and interim Chief Financial Officer of the Company, the Company and Mr. Yeaton entered into an offer of employment, dated October 5, 2018 (the “Employment Agreement”).

The Employment Agreement provides for the following compensation for Mr. Yeaton: (i) twenty-five thousand dollars ($25,000) per month in base salary, (ii) a monthly grant of three thousand seven hundred and fifty (3,750) unrestricted shares of the Common Stock pursuant to the Plan, (iii) Mr. Yeaton will be afforded other Company employee benefits including, health insurance, dental insurance, basic life and accidental death and dismemberment insurance, long and short term disability insurance and participation in the Company’s 401(k) Plan, and (iv) will be reimbursed for reasonable and necessary travel and business expenses including the expenses of travel and hotel stays in or near Thorofare, New Jersey.

The Company may terminate the Employment Agreement for any reason or no reason, and Mr. Yeaton may voluntarily resign for any reason or no reason, in either case upon 60 days advance written notice to the other party. In the event that the Employment Agreement is terminated as a result of a Change of Control (as defined in the Employment Agreement), the company will award twenty five thousand (25,000) unrestricted shares of the Common Stock pursuant to the Plan.

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STOCK AWARDS

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)(5)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c) (5)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d) (5)	Option Exercise Price ($) (e) (5)		Option Expiration Date (f) (5)	Number of Shares or Units of Stock That Have Not Vested (#) (g) (9) (5)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h) (5)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j) (5)

Raymond F. Akers Jr. Former Chief Scientific Officer, Executive Chairman, Secretary(2)	5,000	-	-		44.00	06/30/2019	-	-		-	-

John J. Gormally Former Chief Executive Officer, Director(3)	-	-	-		-	n/a	1,146	1,192		-	-

Gary M. Rauch VP of Finance, Treasurer	1,875	-	-		44.00	06/30/2019	-	-		-	-

Christopher C. Scheiber Director	-	-	-		-	-	-	-		-	-

Bill J. White Director	-	-	-		-	-	-	-		-	-

Richard C. Tarbox Former Director(4)	-	-		-	-	-	-		-	-	-

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(1)	Dr. Akers gifted such options to the Akers Family Trust, a trust to which he is not a named beneficiary.

(2)	On May 27, 2018, Raymond F. Akers, Jr., submitted his written resignation from the Company’s Board, effective immediately

(3)	On October 5, 2018, John J. Gormally submitted to the Board his resignation from his positions as the Chief Executive Officer of the Company and as a member of the Board, effective immediately.

(4)	On October 18, 2018, Richard C. Tarbox III submitted to the Board of the “Company his resignation from his positions as interim Non-Executive Chairman of the Board, as Secretary of the Company, as a member of the Board and as a member of each of the committees of the Board upon which he serves, effective immediately.

(5)	On November 7, 2018, effective as of November 8, 2018, Akers Biosciences, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of New Jersey to effect a reverse stock split of its common stock at a ratio of eight-for-one (8-for-1). As a result of the reverse stock split, there are approximately 12,474,028 shares of common stock outstanding. The reverse stock split affected all stockholders uniformly and did not alter any stockholder’s percentage interest in the Company’s equity, except to the extent that the reverse stock split would have resulted in a stockholder owning a fractional share. Fractional shares have not been issued as a result of the reverse stock split; instead, the board of directors of the Company determined to effect an issuance of shares to holders that would otherwise have been entitled to a fractional share such that any fractional shares were rounded up to the nearest whole number.

Effective October 5, 2016, the Board of Directors (the “Board”) of Akers Biosciences, Inc. (the “Company”) amended (the “Amendment”), upon recommendation from the Compensation Committee of the Board, the Akers Biosciences, Inc. First Amended and Restated 2013 Incentive Stock and Award Plan (the “Plan”). The Amendment increases the number of authorized shares of common stock subject to the Plan by 3,750 shares, or 3.75% of the amount of shares previously authorized under the Plan.

Effective August 7, 2017, the shareholders of the Company, upon the recommendation of the Board of Directors of the Company, approved and adopted the Akers Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”) which supplemented the Company’s existing Amended and Restated 2013 Incentive Stock and Award Plan. The Plan provides for the issuance of up to 168,750 shares of the Company’s common stock, no par value per share (the “Common Stock”), through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”), restricted stock (the “Restricted Stock”) and unrestricted stock to directors, officers, consultants, attorneys, advisors and employees. Through December 31, 2017, 131,862 shares were reserved for future issuances under our Plan. All future grants will be made pursuant to the Plan at the market price per share on the date of issuance.

Outstanding Equity Awards at Fiscal Year-End 2017

There were no outstanding equity awards at Fiscal Year-End 2017.

Certain Relationships and Related Transactions, and Director Independence.

None

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COMPENSATION COMMITTEE REPORT

Recommendations of the Compensation Committee. The Compensation Committee of the Board is currently comprised of Bill J. White, Joshua Silverman, and Christopher C. Schreiber, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the Annual Meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this proxy statement.

This Compensation Report has been furnished by the Compensation Committee of the Board.

Christopher C. Schreiber, Chairman

Bill J. White

Joshua Silverman

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Audit Committee reviews financial reporting, policies, procedures and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Morison Cogen LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K, and Form 10-K/A for the fiscal year ended December 31, 2017, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Bill J. White, Chairman

Joshua Silverman

Christopher C. Schreiber

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PROPOSAL NO. 2

TO APPROVE THE AKERS BIOSCIENCES, INC. 2018 EQUITY INCENTIVE PLAN

Our board of directors has unanimously approved and adopted the Akers Biosciences, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), and our board has unanimously approved and recommended that our stockholders approve and adopt the 2018 Plan.

Stockholders are being asked to approve the 2018 Plan. We are seeking approval of the 2018 Plan to, among other things: (1) comply with NASDAQ rules requiring stockholder approval of equity compensation plans; (2) allow the grant of incentive stock options (ISOs) to our employees; and (3) provide the Compensation Committee with the ability to grant both stock awards and cash bonuses that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended (the “Code”). If our stockholders do not approve the 2018 Plan, the 2018 Plan will not go into effect.

The principal features of the 2018 Plan are summarized below, but the summary is qualified in its entirety by reference to the complete text of the 2018 Plan, which is attached as Annex A to this proxy statement.

Highlights of the 2018 Plan

We adopted our 2018 Plan to enable us and our affiliated companies to: (a) recruit and retain highly qualified employees, directors and consultants; (b) offer them a greater stake in our success and a closer identity with our company; and (c) encourage ownership of our stock by such individuals.

The 2018 Plan permits the grant of (i) nonqualified stock options (“Options”); (ii) restricted stock awards; (iii) restricted stock units (“RSUs”), (iv) stock appreciation rights (“SARs”) and (v) other stock-based awards, which we refer to collectively as “Awards,” as more fully described below.

Some of the key features of the 2018 Plan that reflect our commitment to effective management of incentive compensation are as follows:

No In-the-Money Options. The 2018 Plan prohibits the grant of Options with an exercise or base price less than the fair market value of our common stock as of the date of grant.

Section 162(m) Qualification. The 2018 Plan is designed to allow Awards made under the 2018 Plan to qualify as performance-based compensation under Section 162(m) of the Code.

Recoupment. Awards made under the 2018 Plan may be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy maintained by us that is applicable to any participant.

Independent Administration. The Compensation Committee, which consists of only independent directors, will be responsible for the general administration of the 2018 Plan with respect to Awards, provided however, that the Compensation Committee may delegate to one or more officers or Board members the authority to grant Awards to eligible individuals, who are neither subject to the requirements of Rule 16b-3 of the Exchange Act nor “covered employees” within the meaning of Section 162(m) of the Code

All Awards granted under the 2018 Plan are governed by separate written agreements, or Award Agreements, between us and the participants. No Awards may be granted after the 10th anniversary of the date on which the 2018 Plan was approved by the Board, although Awards granted before that time will remain valid in accordance with their terms.

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Eligibility. Any of our employees, officers, directors, consultants (who are natural persons) are eligible to participate in the 2018 Plan if selected by the Compensation Committee (the “Participants”). Currently we have twenty (20) employees, two (2) officers, three (3) directors, and one (1) consultant who are eligible to be Participants in the 2018 Plan. The basis of participation of an individual under the 2018 Plan, and the type and amount of any Award that an individual will be entitled to receive under the 2018 Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Company and our stockholders, and therefore cannot be determined in advance.

Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2018 Plan in connection with Awards is one million eight hundred seventy-five thousand (1,875,000). In any calendar year, no Participant may receive any Award or any combination of Awards that relate to more than six hundred twenty-five thousand (625,000) shares.

The Board has initiated a process to evaluate strategic alternatives to maximize shareholder value. This process will consider a range of potential strategic alternatives including, but not limited to, business combinations, while simultaneously supporting the Company’s management and employees in the execution of the Company’s current business activities. The Company does not plan to disclose or comment on developments regarding the strategic review process until it is complete or further disclosure is deemed appropriate. There can be no assurance that the exploration of strategic alternatives will result in any transaction or other alternative. Upon the successful consummation of a strategic alternative the Company may issue securities of up to six hundred twenty-five thousand (625,000) shares pursuant to the 2018 Plan to each of its officers and directors.

Any shares tendered by a Participant in payment of an exercise price for an Award or the tax liability with respect to an Award, including shares withheld from any such Award, shall not be available for future Awards hereunder. Any shares of Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares of Common Stock available for Awards under the Plan. Additionally, subject to counting procedures adopted by the Compensation Committee, any shares subject to an Award under the Plan that are forfeited or terminated without an actual distribution of shares shall again be available for Awards under the Plan.

In the event of any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, which affects the Common Stock, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, to (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, (iv) the limits described in above, (v) the exercise price or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, and (vi) if applicable to the performance goals applicable to any such Award.

Options. An Option entitles the holder to purchase from us a stated number of shares of common stock at a set price. The Compensation Committee will specify the number of shares of common stock subject to each Option and the exercise price for such Option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the Option is granted. Generally, all or part of the exercise price may be paid (i) in cash, (ii) with shares of Common Stock of the Company owned by the optionee, (iii) with other legal consideration that the Committee may deem appropriate, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law, or (iv) by any combination of such methods. Participants who are subject to the reporting requirements of Section 16 of the Exchange Act may elect to pay all or a portion of the exercise price of an Option by directing the Company to withhold shares of Common Stock that would otherwise be received upon exercise of such Option.

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All Options shall be exercisable in accordance with the terms of the applicable Award Agreement. The maximum term of an Option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years.

Unless otherwise provided in an Award Agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of such Participant’s Options shall cease to vest and shall be forfeited with no further compensation due to the Participant and the vested portion of such Participant’s Options shall remain exercisable by the Participant or the Participant’s beneficiary or legal representative, as the case may be, for a period of (i) 90 days in the event of a Participant’s termination of service by the Company or a Subsidiary without Cause (as such term is defined in the Plan), (ii) one year in the event of a Participant’s termination of service due to death or disability and (iii) 30 days in the event of a Participant’s voluntary termination of service; provided, however, that in no event shall any Option be exercisable after its stated term has expired. All of a Participant’s Options shall be forfeited immediately upon such Participant’s termination by the Company for Cause.

Restricted Stock. A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each share of common stock subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the Participant, us or our affiliates of any other performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the Award Agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, unless otherwise provided in an Award Agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in an Award Agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

RSUs. RSUs are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with us or our affiliates or any combination of the above as set forth in the applicable Award Agreement, one share of common stock for each such share of common stock covered by the RSU. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in an Award Agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs will be forfeited.

Stock Appreciation Rights. An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in shares of common stock. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service the same general conditions applicable to Options as described above would be applicable to the SAR.

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Other Stock-Based Awards. Other Stock-Based Awards may be granted by the Compensation Committee in the form and on such terms and conditions as the Committee shall determine.

Performance Goals. Performance goals may be linked to a variety of factors including the Participant’s completion of a specified period of employment or service with us or an affiliated company. Additionally, performance goals can include objectives stated with respect to an individual Participant, the Company or the subsidiary, division, department or function in which the Participant is employed. Performance goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. The performance goals are limited to one or more of the following:

●	specified levels of or increases in the Company’s, a division’s or a subsidiary’s return on capital, equity or assets;
●	earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA);
●	net economic profit (which is operating earnings minus a charge to capital);
●	net income;
●	operating income;
●	sales;
●	sales growth;
●	gross margin;
●	direct margin;
●	share price (including but not limited to growth measures and total stockholder return), operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);
●	inventory turns;
●	financial return ratios;
●	market share;
●	balance sheet measurements such as receivable turnover;
●	improvement in or attainment of expense levels;
●	improvement in or attainment of working capital levels;
●	debt reduction;
●	strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement;
●	customer or employee satisfaction;
●	individual objectives;
●	any other financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and its subsidiaries (or any business unit of the Company or any of its subsidiaries); and/or
●	any combination of any of the foregoing criteria.

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The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the 2018 Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a stockholder with respect to shares covered by Options, SARs, or RSUs, unless and until such Awards are settled in shares of common stock.

No Option (or, if applicable, SARs) shall be exercisable, no shares of common stock shall be issued, no certificates for shares of common stock shall be delivered and no payment shall be made under the 2018 Plan except in compliance with all applicable laws.

Our board of directors may amend, suspend or terminate the 2018 Plan and the Compensation Committee may amend any outstanding Award at any time; provided that (a) such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s stockholders if (i) such action would decrease the price at which outstanding Awards may be exercised or (ii) such stockholder approval is required by any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted and (b) no such amendment or termination may adversely affect Awards then outstanding without the holder’s permission, unless such amendment is necessary to ensure a deduction under Section 162(m) of the Code, if applicable, or to avoid the additional tax described in Section 409A of the Code.

In the event of a change in control (as defined in the 2018 Plan), the Compensation Committee may, in its discretion, (i) accelerate the vesting and, if applicable, exercisability of all outstanding Awards, (ii) cancel all outstanding Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the fair market value of the Common Stock underlying the unexercised portion of the Option or SAR over the exercise price or grant price, as the case may be, of such portion, , (iii) terminate all Options or SARs, effective immediately prior to the change in control, provided that the Company provides the Participant an opportunity to exercise such Award within a specified period following the Participant’s receipt of a written notice of such change in control and the Company’s intention to terminate such Awards, or (iv) require the successor corporation, following a change in control if the Company does not survive such change in control, to assume all outstanding Options or SARs and to substitute such Options or SARs with awards involving the common stock of such successor corporation on terms and conditions necessary to preserve the rights of Participants with respect to such Options or SARs. The judgment of the Compensation Committee with respect to a change in control shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

New Plan Benefits

Because our Compensation Committee has discretion to grant future awards of a design and amount determined in its discretion, (i) it is not possible at present to specify the persons to whom Awards will be granted under the 2018 Plan in the future or the amounts and types of individual grants and (ii) nor would it be possible to predict what awards would have been had the 2018 Plan been in existence in the prior fiscal year. However, it is anticipated that, among others, all of our current executive officers, including our named executive officers, will receive Awards under the 2018 Plan.

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Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code limits the federal income tax deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are “named executive officers” in the summary compensation table in the issuer’s proxy statement, excluding the issuer’s principal financial officer). “Qualified performance-based compensation” is not counted against the $1,000,000 deductibility limit. Under the 2018 Plan, options and SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant may satisfy the requirements for treatment as “qualified performance-based compensation.” In addition, Performance Awards that are conditioned upon achievement of certain Performance Goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that awards under the 2018 Plan will be fully deductible under all circumstances.

Federal Income Tax Consequences Relating to Awards Under the 2018 Plan.

The material United States federal income tax treatment of awards under the 2018 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax awards under the plan. Tax laws are subject to change.

Nonqualified Stock Options

There are generally no federal income tax consequences to a Participant or to the Company upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price paid. The Company generally will be entitled to a corresponding federal income tax deduction. The Participant will have a tax basis in the shares equal to the exercise price plus the amount of income recognized at the time of exercise.

When a Participant sells shares of stock acquired through the exercise of a nonqualified stock option, the Participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis in the shares. The capital gain tax rate will depend on a number of factors, including the length of time the Participant held the shares prior to selling them.

Restricted Stock

Unless a Participant makes a valid Section 83(b) election as described below, such Participant will generally not recognize federal taxable income when he or she receives a grant of restricted stock, and the Company will not be entitled to a deduction, until the stock is transferable by the Participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, a Participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, the Company will be entitled to a deduction in the same amount. Any gain or loss recognized by the Participant upon a later disposition of the shares will be capital gain or loss. A Participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.

A Participant may elect to recognize ordinary income in the year when the share award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to certain restrictions. This election is referred to as a Section 83(b) election. In that event, the Company will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the Participant upon a later disposition of the shares will be capital gain or loss. A Participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date of the original transfer to the Participant. The Participant may not claim a credit for any tax previously paid on stock that is later forfeited.

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Restricted Stock Units

If a Participant is granted a restricted stock unit, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a restricted stock unit, the fair market value of those shares or the amount of that cash will be taxable to the Participant as ordinary income and the Company will receive a deduction equal to the income recognized by the Participant. The subsequent disposition of shares acquired pursuant to a restricted stock unit will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the Participant held the shares prior to selling them.

SARs

A Participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a Participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A Participant’s tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the Participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the Participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the Participant’s tax basis in such shares.

Other Stock-Based Awards

The tax consequences of receiving other stock-based Awards will generally be governed by the principles set forth in the Code. These tax consequences may vary depending upon the terms and conditions of such awards.

Interest of Certain Persons in the 2018 Plan

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the 2018 Plan because they may in the future receive awards under it. Nevertheless, our board of directors believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors by implementing the 2018 Plan.

Equity Awards

The grant of options and other equity or cash awards under the 2018 Plan is discretionary and we cannot determine now the specific number or type of equity or cash awards to be granted in the future to any particular person or group. Any such grants of awards will be made in the sole discretion of our Compensation Committee, in such amounts and to such persons, as our Compensation Committee deems appropriate.

Vote Required for Approval

The affirmative vote of holders of a majority of the shares of our common stock that voted in person or by proxy at the meeting is required to approve the 2018 Plan. Abstentions and broker-non votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2018 PLAN.

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PROPOSAL NO. 3

TO RATIFY THE AMENDMENTS TO THE AKERS BIOSCIENCES, INC. 2013 INCENTIVE STOCK AND AWARD PLAN

Our board of directors has unanimously approved, adopted and ratified the amendments to the Akers Biosciences, Inc. 2013 Equity Incentive Plan (the “2013 Plan”), and our board has unanimously approved and recommended that our stockholders ratify the 2013 Plan.

Stockholders are being asked to ratify the 2013 Plan. We are seeking shareholder ratification of the 2013 Plan to, among other things: (1) comply with NASDAQ rules requiring stockholder approval of equity compensation plans; (2) allow the grant of incentive stock options (ISOs) to our employees; and (3) provide the Compensation Committee with the ability to grant both stock awards and cash bonuses that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended (the “Code”). If our stockholders do not ratify the 2018 Plan, then the Company will not be in compliance with Nasdaq Listing Rule 5635(c) (as described below).

If the Company is not in compliance with Nasdaq Listing Rule 5635(c) by December 10, 2018, the Company’s violation of such rule may serve as a bases for delisting the Company’s securities from NASDAQ. If the Stockholders do not vote to ratify the 2013 Plan then the Company’s securities will probably be suspended from trading on NASDAQ starting on December 10, 2018. During such potential suspension NASDAQ shall also notify the Company that such securities will be subject to delisting. The Company may appeal the delisting determination to a NASDAQ hearings panel, but unless the Company becomes compliant with Nasdaq Listing Rule 5635(c) such appeal will probably be denied. To avoid possible suspension and delisting of the Company’s securities from NASDAQ the Board is urging the stockholders to ratify the 2013 Plan.

Background

On June 11, 2018, Akers Biosciences, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“NASDAQ”) notifying the Company that the Staff has determined that the Company violated the shareholder approval requirements of NASDAQ Listing Rule 5635(c). NASDAQ Listing Rule 5635(c) requires shareholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants.

Prior to the Company’s public offering and listing on Nasdaq, the Company’s 2013 Incentive Stock and Award Plan (the “2013 Plan”) was approved by its board of directors (the “Board”). NASDAQ has concluded that the 2013 Plan was materially amended on two occasions after the Company’s public offering and listing on NASDAQ. The first amendment, as approved by the Board on January 9, 2015, increased the number of shares available under the 2013 Plan from 50,000 to 100,000 shares and the second amendment, as approved by the Board on October 5, 2016, increased the number of shares under the 2013 Plan from 100,000 to 103,750 shares.

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During the first quarter of 2018, the Company promptly notified NASDAQ, as required by Listing Rule 5625, when it became aware of its potential non-compliance with NASDAQ Listing Rule 5635(c). On May 4, 2018, the Staff requested additional information from the Company with respect to such non-compliance and on May 31, 2018, the Company responded. On June 25, 2018, the Company submitted a plan to NASDAQ to remediate this matter (the “5635 Compliance Plan”). The 5635 Compliance Plan included that a proposal for shareholders of the Company to ratify the 2013 Plan Amendments be included in the proxy statement for the Company’s 2018 annual meeting of the shareholders of the Company and that the Company shall suspend the trading of each share granted, and each share granted upon the exercise of any option granted, in excess of 50,000 shares under the 2013 Plan (the number of shares properly approved pursuant to the 2013 Plan prior to the 2013 Plan Amendments until shareholder ratification). The 5635 Compliance Plan also proposes to prevent the exercise of any option granted under the 2013 Plan until shareholder ratification.

On July 12, 2018, NASDAQ approved of the 5635 Compliance Plan and granted the Company until December 10, 2018, to regain compliance with NASDAQ Listing Rule 5635.

The approval of this Proposal No. 3 will allow the Company to regain compliance under NASDAQ LISTING Rule 5635 and allow the Company’s securities to remain listed on NASDAQ.

The principal features of the 2013 Plan are summarized below, but the summary is qualified in its entirety by reference to the complete text of the 2013 Plan, and amendments thereto, as such plan and amendments were filed on the Company’s Annual Report for the fiscal year ended December 31, 2017, on Form 10-K with the SEC on April 3, 2018, and as amended on a Form 10-K/A filed with the SEC on July 13, 2018.

Share Information

As of November 14, 2018, the 2013 Plan had 78,026 shares subject to currently outstanding equity awards including 67,526 shares subject to outstanding restricted stock awarded to former and current executives and former directors, and 10,500 outstanding options with a weighted average remaining term of 1.56 years and a weighted average exercise price of $30.40 and 21,974 shares available for future issuance. There are 25,724 shares available for issuance if the 2013 Plan amendments are ratified by the shareholders.

Description of the 2013 Plan

Eligible Participants:	Eligible participants under the 2013 Plan are such full or part-time officers and other employees, directors, consultants and key persons of the Company and any Company subsidiary who are selected from time to time by the Board or committee of the Board authorized to administer the 2013 Plan, as applicable, in its sole discretion. There are currently, twenty (20) employees, two (2) officers, three (3) directors, and one (1) consultant who are eligible to be participants under the 2013 Plan.

Shares Authorized:	Currently 103,750 shares (pursuant to the ratification of the 2013 Plan), subject to adjustment only to reflect stock splits and similar events. Shares underlying awards that are forfeited, expire, cancelled or lapse become available for future grants.

Shares Authorized as a Percent of Outstanding Common Stock:	0.8% (pursuant to the ratification of the 2013 Plan).

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Award Types:	(1)	Non-qualified and incentive stock option—the right to purchase a certain number of shares of stock, at a certain exercise price, in the future.
	(2)	Restricted stock—share award may be conditioned upon continued employment, the passage of time or the achievement of performance objectives.
	(3)	Unrestricted Stock Award: Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
	(4)	Restricted stock unit—the right to receive, at a specified future date, shares of common stock or an amount equal to the fair market value of a specified number of shares of common stock. Restricted stock units may be conditioned upon continued employment, the passage of time or the achievement of performance objectives. Payments in respect of restricted stock units may be made in shares, cash or a combination of both, in the Committee’s discretion.
	(5)	Stock appreciation right—the right to receive the net of the market price of a share of stock and the exercise price of the right, in stock, in the future.

Award Terms:	Stock options and stock appreciation rights have a term no longer than ten years. All awards made under the 2013 Plan may be subject to vesting and other contingencies as determined by the Compensation Committee and will be evidenced by agreements which set forth the terms and conditions of each award. The Compensation Committee, in its discretion, may accelerate or extend the period for the exercise or vesting of any awards.

Not Permitted:	(1)	Granting stock options or stock appreciation rights at a price below fair market value on the date of grant or 110% of fair market value in the case of incentive options issued to a holder of 10% or more of the voting power of the Company.
	(2)	Granting stock options and stock appreciation rights to any one employee during any fiscal year in excess of 250,000 shares.
	(3)	Granting restricted stock, restricted stock units and stock bonuses to any one employee during any fiscal year in excess of 500,000 shares.
	(4)	Granting shares of Company Stock subject to incentive awards awarded during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, in excess of $250,000 in total value.

Performance Criteria	The Compensation Committee may grant restricted stock or restricted stock units with vesting conditions based on continuing employment (or other service relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Compensation Committee may determine. The Compensation Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the performance criteria it selects to use for the performance period for a participant.

Clawback	Any awards and shares of stock issued pursuant to the 2013 Plan that are subject to recovery under any applicable law, government regulation or rule or listing standard of any stock exchange, will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or rule or listing standard of any stock exchange (or any policy adopted by the Company pursuant to any such applicable law, government regulation or rule or listing standard of any stock exchange).

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Tax Consequences – Stock option grants under the 2013 Plan may be intended to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or may be non-qualified stock options governed by IRC §83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, no taxes are due when the award is made. Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Awards granted under the 2013 Plan may qualify as “performance-based compensation” under IRC §162(m) and thus preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under §162(m) that is in excess of $1 million and paid to one of the Company’s most highly compensated executive officers. To qualify, options and other awards must be granted under the 2013 Plan by a committee consisting of two or more “outside directors” (as defined under §162(m)) and options and stock appreciation rights must satisfy the 2013 Plan’s limit on the total number of shares that may be awarded to any one participant during any fiscal year. In addition, for awards other than options and stock appreciation rights to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.” Certain awards that may be made under the 2013 Plan may not qualify as performance based compensation and that performance-based compensation awards that are intended to be exempt from the deduction limitation may not meet the requirements to qualify for such exemption.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2013 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Transferability – Unrestricted stock awarded under the 2013 Plan may be transferred by the recipient. Restricted stock, stock options, stock appreciation rights and, prior to exercise, the shares issuable upon exercise of such awards granted under the 2013 Plan generally are not transferable except by will or the laws of descent and distribution.

Administration - The Board will initially administer the 2013 Plan. The Compensation Committee will recommend to the Board the employees and non-employees who receive awards, the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2013 Plan, the terms, conditions and other provisions of the grants. The Board intends to appoint the Compensation Committee to administer the 2013 Plan at such time as the newly elected directors comprising the Compensation Committee are prepared to administer the 2013 Plan.

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Amendments - The Board may, at any time, suspend or terminate the 2013 Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall be required if and to the extent required by Exchange Act Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the 2013 Plan to qualify, or if and to the extent the Board determines that such approval is appropriate for purposes of satisfying IRC §162(m), §422 or §409A or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization. Nothing in the 2013 Plan restricts the Compensation Committee’s ability to exercise its discretionary authority to administer the 2013 Plan, which discretion may be exercised without amendment to the 2013 Plan. No action may, without the consent of a participant, reduce the participant’s rights under any outstanding award.

Members of our Board and our named executive officers have an interest in this proposal because they are eligible to receive awards under the 2013 Plan.

Amended Plan Benefits

2013 Equity Incentive Plan

The following table shows the aggregate benefits received by our named executive officers, our executive officers as a group, our non-employee directors as a group and our non-executive officer employees under the 2013 Plan in the fiscal year ending December 31, 2017.

Name and Position	Number of Shares Subject to Restricted Stock Unit or Performance Share Awards(1)	Number of Shares Subject to Stock Option Awards(2)	Grant Date Fair Value(3)
John J. Gormally(4)	-	-	-
Bill J. White	-	-	-
Richard C. Tarbox III(5)	-	-	-
Christopher C. Schreiber	-	-	-
Raymond F. Akers(6)	8,750	0	$256,900
Gary M. Rauch	2,813	1,875	$75,825

(1) Indicates target number of shares subject to a three-year performance share award. The actual number of shares that will vest depends on the level of performance against the performance objectives.

(2) Includes restricted stock units and includes the target number of shares under performance share awards.

(3) Based on the grant date fair value of the award on the date of grant. Non-qualified stock options are granted with an exercise price equal to 100% of the market value on the date of grant. Restricted stock units and performance share awards are full value awards.

(4) On October 5, 2018, John J. Gormally submitted to the Board his resignation from his positions as the Chief Executive Officer of the Company and as a member of the Board, effective immediately.

(5) On October 18, 2018, Richard C. Tarbox III submitted to the Board of the “Company his resignation from his positions as interim Non-Executive Chairman of the Board, as Secretary of the Company, as a member of the Board and as a member of each of the committees of the Board upon which he serves, effective immediately.

(6) https://dappEffective April 22, 2016, Dr. Akers resigned as Executive Chairman of the Board. Dr. Akers was Vice Chairman from April 22, 2016 through August 10, 2017 when he resumed his position as Executive Chairman. On May 27, 2018, Raymond F. Akers, Jr., submitted his written resignation from the Company’s Board, effective immediately.ered.com

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AMENDMENTS TO THE AKERS BIOSCIENCES, INC. 2013 EQUITY INCENTIVE PLAN

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PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Officers, as described in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending 2019 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal No. 4 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal No 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE 2018 COMPENSATION PAID TO THE EXECUTIVE OFFICERS.

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PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board and the Audit Committee of the Board has appointed Morison Cogen LLP (“Morison Cogen”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2018. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Morison Cogen will audit our consolidated financial statements for the fiscal year ended December 31, 2018. We anticipate that a representative of Morison Cogen will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal years ended December 31, 2017 were audited by Morison Cogen.

In the event shareholders fail to ratify the appointment of Morison Cogen, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related fees include services for the review of interim financial statements, tax fees include the preparation of tax returns and other fees include services performed in relation to the preparation of Form S-3 for the public offering on NASDAQ.

	2017	2016
Audit Fees	$113,000	$100,000
Audit-Related Fees	$97,500	$69,000
Tax Fees	$9,500	$9,500
All Other Fees	$44,795	$15,144
TOTAL	$264,295	$193,644

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MORISON COGEN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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FUTURE SHAREHOLDER PROPOSALS

Stockholders may present proposals intended for inclusion in our proxy statement for our 2018 Annual Meeting of Stockholders provided that such proposals are received by the Company by November 12, 2018, and in accordance by and otherwise in compliance with, applicable SEC regulations, and the Company’s Amended and Restated Bylaws, as applicable. Proposals submitted not in accordance with such regulations or the Company’s Amended and Restated Bylaws, will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2018 Proxy Statement.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K/A as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at 201 Grove Road, Thorofare, NJ 08086 or by calling telephone number (856) 848-8698.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Akers Biosciences, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Howard R. Yeaton or Gary M. Rauch, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

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*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders can vote by telephone, internet or mail. For telephone voting please call the toll free number shown on the front of your voting instruction form. To vote by internet please go to the website shown on your voting instruction form. There is a control number on the front of your voting instruction form. Please have the control number ready when you call or log on and then follow the easy step-by-step instructions. If you are voting by mail, please vote, sign and date your proxy card and return it in the postage-paid envelope provided.

November 14, 2018	By Order of the Board of Directors

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AKERS BIOSCIENCES, INC.

The undersigned hereby appoints Howard R. Yeaton and Gary M. Rauch as Proxies with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 7, 2018, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST), or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

1.	Election of Directors:

[ ]	FOR ALL NOMIEES LISTED BELOW	[ ]	WITHHOLD AUTHORITY TO VOTE
	(except as marked to the contrary below)		FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01 Joshua Silverman	02 Bill J. White	03 Christopher C. Schreiber

2.	To approve the Akers Biosciences, Inc. 2018 Equity Incentive Plan.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS

3.	To ratify the amendments to the Akers Biosciences, Inc. 2013 Equity Incentive Plan.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS

4.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS

5.	To ratify the appointment of Morison Cogen LLP as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each Director Nominee and each of the proposals described on this card.

Signature of Stockholder(s)

Date

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Annex A

AKERS BIOSCIENCES, INC

2018 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Akers Biosciences, Inc., 2018 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout this Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award or Performance Compensation Award granted under this Plan.

(c) “Award Agreement” means an agreement made and delivered in accordance with Section 15(a) of this Plan evidencing the grant of an Award hereunder.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate of the Company by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company; or (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or Affiliate of the Company or (ii) the performance of the Participant’s duties to the Company or an Affiliate of the Company. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) A tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(ii) The Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Committee, in its discretion, determine otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iii) The Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iv) A Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

(v) The individuals who, as of the date hereof, constitute the members of the Board (the “Current Board Members”) cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least a majority of the members of the Board unless such change is approved by the Current Board Members.

For purposes of this Section 2(g), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j) “Common Shares” means the common stock, no par value per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(k) “Company” means Akers Biosciences, Inc., a New Jersey, together with its successors and assigns.

(l) “Current Board Members” has the meaning given such term in the definition of “Change in Control.”

(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n) “Disability” means a “permanent and total” disability incurred by a Participant while in the employ or service of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.

(o) “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance issued by any governmental authority under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Common Shares on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, provided that if the Common Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A, if applicable.

(u) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

(x) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Option” means an Award granted under Section 7 of this Plan.

(aa) “Option Period” has the meaning given such term in Section 7(c) of this Plan.

(bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(cc) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

(dd) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(ee) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ff) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(ii) “Person” has the meaning given such term in the definition of “Change in Control.”

(jj) “Plan” means this Akers Biosciences, Inc. 2018 Equity Incentive Plan, as amended from time to time.

(kk) “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and/or an Affiliate and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (B) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five years).

(ll) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(nn) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(oo) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(pp) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(qq) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(rr) “Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(ss) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of Common Shares on the Date of Grant.

(tt) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(uu) “Substitute Award” has the meaning given such term in Section 5(e).

(vv) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3. Effective Date; Duration. The Plan shall be effective upon its approval by the stockholders of the Company.

4. Administration.

(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c) The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted.

(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons. Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of one million eight hundred seventy-five thousand (1,875,000) Common Shares. Notwithstanding the foregoing, directors of the Company or an Affiliate who are not employees of the Company or an Affiliate may not be granted Awards denominated in Common Shares that exceed in the aggregate six hundred twenty-five thousand (625,000) Common Shares; provided, that the foregoing limitation shall not apply to any Award made pursuant to an election by a director to receive an Award in lieu of all or a portion of the annual and/or committee retainers and annual meeting fee payable to such director.

(b) Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(c) Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

(e) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan; provided, however that Common Shares issued under Substitute Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(f) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 10% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $5,000,000 in the aggregate.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7. Options.

(a) Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i) an Option shall vest and become exercisable with respect to one-third of the Common Shares subject to such Option on each of the first three anniversaries of the Date of Grant; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate;

(ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period;

(B) for directors, officers and employees of the Company only, for ninety (90) days following termination of employment or service by reason of such Participant’s Retirement;

(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(iii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the foregoing provisions of Section 7(c) and consistent with the requirements of applicable law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any applicable federal, state, local and/or foreign income and employment taxes withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Exercise Price per Common Share for each Option granted in connection with a SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the SAR is granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i) a SAR shall vest and become exercisable with respect to one-third of the Common Shares subject to such SAR on each of the first three anniversaries of the Date of Grant;

(ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;

(B) for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

(b) Restricted Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement: (i) the Restricted Period shall lapse with respect to one-third of the Restricted Stock and Restricted Stock Units on each of the first three anniversaries of the Date of Grant ; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such shares of Restricted Stock and, if such shares of Restricted Stock are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(e) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units and no later than the 75th day of the calendar year following the calendar year in which such expiration occurs, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the 75th day of the calendar year following the calendar year in which the expiration of the Restricted Period occurs if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld. Notwithstanding anything contained herein to the contrary, the Committee in an Award Agreement may, in a manner consistent with the applicable requirements of Section 409A of the Code, enable a Participant to elect to defer the date on which settlement of the Restricted Stock Units shall occur.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

11. Performance Compensation Awards.

(a) Generally. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to certain Eligible Persons to qualify for an exemption under Section 162(m) of the Code. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria may be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. For purposes of clarity and without limiting the Committee’s authority set forth above, at the time it establishes Performance Criteria to be used with any Performance Compensation Award, the Committee may specify one or more events requiring an adjustment to the calculation of the Performance Goal, including but not limited to: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific items that are unusual in nature or infrequently occurring, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year. The Committee may reserve discretion to make or not make one or more adjustments as specified in a Performance Compensation Award, but only to the extent that such discretion is Negative Discretion.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by, or in service to, the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) subject to the requirements of Section 409A of the Code, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:

(a) all of the then outstanding Options and SARs shall immediately vest and become immediately exercisable as of a time prior to the Change in Control;

(b) the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

14. Amendments and Termination.

(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q), Section 5(b), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any national securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

15. General.

(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

(b) Nontransferability; Trading Restrictions.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii) The terms of any Award transferred in accordance with subparagraph (ii) above shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Committee, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the maximum individual statutory rate for the applicable tax jurisdiction).

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Unless otherwise provided by the Committee in an Award Agreement, each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws provisions.

(p) Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Code Section 162(m) Approval. If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.

(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.